                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




      Date of Report (date of earliest event reported): November 25, 1996

                             Quarterdeck Corporation
             (Exact name of registrant as specified in its charter)





     Delaware                0-19207                      95-4320650
 (State or other         (Commission File              (I.R.S. Employer
 jurisdiction of             Number)                 Identification No.)
 incorporation)



              13160 Mindanao Way, Marina del Rey, California 90292
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 309-3700


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ITEM 5.  OTHER EVENTS.

         1.       SEPTEMBER 30, 1996 FISCAL YEAR-END RESULTS

         On November 25, 1996, Quarterdeck Corporation (the "Company") issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K with respect to results for the fiscal year ended September 30, 1996.

         2.       REGULATION S OFFERING

         On September 30, 1996, the Company issued 200,000 shares of Series B Convertible Preferred Stock, stated value $100 per share (the "Series B Preferred Stock"), and a warrant (the "Warrant") to acquire shares of Common Stock, $.001 par value (the "Common Stock"), of the Company for $20 million in cash. The securities were issued to an institutional investor in an overseas offering pursuant to Regulation S of the Securities Act of 1933, as amended. Hambrecht & Quist served as the Company's placement agent in connection with the Regulation S offering.

         The Series B Preferred Stock is convertible into shares of Common Stock on or after November 15, 1996 (the 46th day following the issuance of the Series B Preferred Stock), and will automatically convert into Common Stock on September 30, 2002 to the extent any shares of Series B Preferred Stock remain outstanding at that time. Each share of Series B Preferred Stock is convertible into the number of shares of Common Stock equal to the quotient of (i) $100.00 divided by (ii) the Conversion Price. The Conversion Price is the lesser of (i) 101% of the average of the daily volume-weighted average prices of the Common Stock on the Nasdaq National Market System (or such national securities exchange or other interdealer quotation system on which the Common Stock is then listed or quoted) (the "Market Price") during the 40 trading day period ending two trading days before the date on which the Company receives a notice of conversion from a holder of the Series B Preferred Stock (the "Conversion Date"), and (ii) 125% of the average of the Market Price of the Common Stock during the first five trading days of the 40 trading day period ending two trading days before the Conversion Date. Assuming a Conversion Price of $ 5.7133 (based on 101% of the average of the Market Price for the 40 trading day periods ending on November 21, 1996, two trading days before the first date on which the Series B Preferred Stock may be converted), each share of Series B Preferred Stock would be convertible into 17.5 shares of Common Stock, or an aggregate of 3,500,604 shares of Common Stock upon conversion of all shares of Series B Preferred Stock.

         If stockholder approval of the issuance of Common Stock pursuant to the conversion of the Series B Preferred Stock and exercise of the Warrant is required either because the number of shares so issuable would equal or exceed 20% of the number of shares of Common Stock outstanding on September 30, 1996, or the number of shares issuable pursuant to conversion or exercise notices received would exceed the number of then authorized but unissued shares of Common Stock not reserved for other issuances, the Series B Preferred Stock will not be convertible with respect to the number of shares of Common Stock that would cause either (a) the 20% threshold to be exceeded or (b) the number of authorized but unissued shares to be
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exceeded, and the Company will be required to seek the necessary stockholder approval. If such stockholder approval is not obtained within specified periods of time, the Company will be required, to the extent permitted by applicable law, to redeem the number of shares of Series B Preferred Stock that could not be converted for a redemption price of $100.00 per share as soon as practicable, but in no event no later than September 30, 2001.

         The Warrant may be exercised from and after March 30, 1998 (or earlier if certain mergers, acquisitions or combinations (a "Combination") occur prior to that date) for a number of shares of Common Stock determined by dividing (i) 12,666,667 by (ii) the Exercise Price; provided that the number of shares of Common Stock issuable upon exercise in full of the Warrant shall not be less than 567,885 nor greater than 1,703,653. The Exercise Price per share will be equal to 150% of the daily volume-weighted average prices of the Common Stock for the period from and including September 30, 1996 to and including April 30, 1997, but in any event shall not be less than $7.435 per share nor greater than $22.305 per share. Notwithstanding the foregoing, if the Warrant becomes exercisable prior to April 30, 1997 as a result of the occurrence of a Combination, the Exercise Price shall be $10.037 and the number of shares of Common Stock to be issued upon exercise of the Warrant shall be 1,200,000 shares.

         In connection with the issuance of the Series B Preferred Stock and the Warrant, the Company amended the Rights Agreement dated August 11, 1992 (the "Rights Agreement") between the Company and Bank of America, National Trust and Savings Association, as rights agent, to provide that the institutional investor that required the Series B Preferred Stock and Warrant will not be deemed to be an Acquiring Person (as defined in the Rights Agreement) as a result of its acquisition of the Series B Preferred Stock, the Warrant or any shares of Common Stock received upon conversion of the Series B Preferred Stock or exercise of the Warrants; provided, however, if the institutional investor becomes the Beneficial Owner (as defined in the Rights Agreement) of any additional number of shares of Common Stock in excess of 5% of the outstanding shares of Common Stock other than as a result of the conversion of the Series B Preferred Stock and/or exercise of this Warrant, then the institutional investor will be deemed to be an Acquiring Person.

         Copies of the Subscription Agreement, the Warrant Certificate, the Certificate of Designations of the Series B Preferred Stock and the Form of Amendment to the Rights Agreement are filed as exhibits to this Current Report on Form 8-K.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial statements of businesses acquired.

                  Not applicable.

                           Quarterly Statements of Operations of Quarterdeck Corporation and Subsidiaries attached as Exhibit 99.6

                  (b)      Pro forma financial information.

                  Not applicable.

                  (c)      Exhibits.

                  The following are filed as exhibits to this Current Report on Form 8-K:

                  99.1     Press Release dated November 25, 1996.

                  99.2 Certificate of Designations of Series B Convertible Preferred Stock.

                  99.3 Subscription Agreement dated as of September 30, 1996 between Quarterdeck Corporation and Fletcher International Limited.

                  99.4 Warrant Certificate dated as of September 30, 1996 issued by Quarterdeck Corporation to Fletcher International Limited.

                  99.5 Form of Amendment to the Rights Agreement between Quarterdeck Corporation and Bank of America, National Trust and Savings Association, as Rights Agent.

                  99.6 Condensed Consolidated Statements of Operations for the fiscal quarters of the years ended September 30, 1996 and 1995 for Quarterdeck Corporation and Subsidiaries.
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                                      SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUARTERDECK CORPORATION, a
                                       Delaware corporation



                                       By:      \s\Frank R. Greico
                                          _____________________________________
                                       Name:    Frank R. Greico
                                       Title:   Senior Vice President and
                                                Chief Financial Officer
November 25, 1996
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                                  EXHIBIT INDEX



 EXHIBIT NO.
 -----------

     99.1                        Press Release dated November 25, 1996.
     99.2                        Certificate of Designations of Series B
                                 Convertible Preferred Stock.
     99.3                        Subscription Agreement dated as of
                                 September 30, 1996 between Quarterdeck
                                 Corporation and Fletcher International
                                 Limited.
     99.4                        Warrant Certificate dated as of September
                                 30, 1996 issued by Quarterdeck Corporation to Fletcher International Limited.
     99.5                        Form of Amendment to the Rights
                                 Agreement between Quarterdeck Corporation and Bank of America, National Trust and
                                 Savings Association, as Rights Agent.
     99.6                        Condensed Consolidated Statements of
                                 Operations for the fiscal quarters of the years ended September 30, 1996 and 1995 for
                                 Quarterdeck Corporation and Subsidiaries.